Exhibit 10.2

First Original
Norwegian Shipbrokers' Association's Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966, 1983 and 1986/87, 1993 and 2012

MEMORANDUM OF AGREEMENT

1		Dated: 22nd January 2014

2		Gulf Sheba Shipping Ltd, 7/F, EIB Centre, 40 Bonham Strand, Sheung Wan, Hong Kong~~(Name of~~
~~sellers)~~, hereinafter called the "Sellers", have agreed to sell, and

3		DHT Holdings Inc. Clarendon House, 2 Church Street, Hamilton bermuda or guarantee nominee
(Name of buyers), hereinafter called the "Buyers", have agreed to buy:

4		Name of vessel: MT "GULF SHEBA"

5		IMO Number: 9310159

6		Classification Society: LR

7		Class Notation: +100A1, Double Hull Oil tanker, ESP, LI, LMC, UMS, IGS

8		Year of Build: 2007___ Builder/Yard: Nantong Cosco KHI Engineeering Co. Ltd, P.R.C.

9		Flag: Hong Hong Place of Registration: Hong Kong GT/NT: 160322/95817

10		hereinafter called the "Vessel", on the following terms and conditions:

11		Definitions
12		"Banking Days" are days on which banks are open both in the country of the currency stipulated for
13		the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8
14		(Documentation) and Norway and Dubai, U.A.E. (add additional jurisdictions as appropriate).

15		"Buyers'Nominated Flag State" means (state flag state).

16		"Class" means the class notation referred to above.

17		"Classification Society" means the Society referred to above.

18		"Deposit" shall have the meaning given in Clause 2 (Deposit)

19		"Deposit Holder" means DNB Bank London branch (state name and location of Deposit Holder) or, if left blank, the
20		Sellers' Bank, which shall hold and release the Deposit in accordance with this Agreement.

21		"In writing" or "written" means a letter handed over from the Sellers to the Buyers or vice versa, a
22		registered letter, e-mail or telefax.

23		"Parties" means the Sellers and the Buyers.
24		"Purchase Price" means the price for the Vessel as stated in Clause 1 (Purchase Price).

25		"Sellers' Account" means (state details of bank account) at the Sellers' Bank.

26		"Sellers' Bank" means (state name of bank, branch and details) or, if left blank, the bank
27		notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price.

28	1.	Purchase Price
29		The Purchase Price is US$ 50,500,000- (United States Dollars Fifty Million Five Hundred
Thousand only) (state currency and amount both in words and figures).
30	2.	Deposit
31		As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of

32		~~% ( per cent) or, if left blank,~~ 10% (ten per cent), of the Purchase Price (the
33		"Deposit") in an interest bearing account for the Parties with the Deposit Holder within three (3)
34		Banking Days after the date that:

35		(i) this Agreement has been signed by the Parties and exchanged in original or by e-mail or
36		telefax; and

37		(ii) the Deposit Holder has confirmed in writing to the Parties that the account has been
38		opened.

39		The Deposit shall be released in accordance with joint written instructions of the Parties.
40		Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the
41		Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder
42		all necessary documentation to open and maintain the account without delay.

43	3.	Payment

44		On delivery of the Vessel, but not later than three (3) Banking Days after the date that Notice of
45		Readiness has been given in accordance with Clause 5 (Time and place of delivery and
46		notices):

47		(i) the Deposit shall be released to the Sellers; and

48		(ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers
49		to the Sellers under this Agreement shall be paid in full free of bank charges to the
50		Sellers' Account.

51	4.	Inspection
52		(a) *The Buyers have inspected and accepted the Vessel's classification records. The Buyers
53		have also inspected the Vessel at/in Rotterdam (state place) on about 11th September 2013 (state date) and have
54		accepted the Vessel as is where is following this inspection and the sale is outright and definite, subject only
55		to the terms and conditions of this Agreement.

56		~~(b) *The Buyers shall have the right to inspect the Vessel's classification records and declare~~
57		~~whether same are accepted or not within (state date/period).~~

58		~~The Sellers shall make the Vessel available for inspection at/in (state place/range) within~~
59		~~(state date/period).~~

60		~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the~~
61		~~Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.~~

62		~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.~~

63		~~During the inspection, the Vessel's deck and engine log books shall be made available for~~
64		~~examination by the Buyers.~~

65		~~The sale shall become outright and definite, subject only to the terms and conditions of this~~
66		~~Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from~~
67		~~the Buyers within seventy-two (72) hours after completion of such inspection or after the~~
68		~~date/last day of the period stated in Line 59, whichever is earlier.~~

69		~~Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of~~
70		~~the Vessel's classification records and/or of the Vessel not be received by the Sellers as~~
71		~~aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the~~
72		~~Buyers, whereafter this Agreement shall be null and void.~~

73		~~*4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions,~~
74		~~alternative 4(a) shall apply.~~

75	5.	Time and place of delivery and notices
76		(a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or
77		anchorage at~~/in~~ her current position in Rotterdam ~~(state place/range)~~ in the Sellers' option.

78		Notice of Readiness shall not be tendered before: 29th January 2014 ~~(date)~~
79		Cancelling Date (see Clauses 5(c), 6 (a)(i), 6(a) (iii) and 14): 15th February 2014

80		(b) The Sellers shall keep the Vessel in her current position until time of delivery. ~~Buyers~~
~~well informed of the Vessel's itinerary~~ and shall
81		provide the Buyers with ~~twenty (20), ten (10)~~,seven (7), five (5) and three (3) days' notice of the date the
82		Sellers intend to tender Notice of Readiness and of the intended place of delivery.

83		When the Vessel is at the place of delivery and physically ready for delivery in accordance with
84		this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

85		(c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the
86		Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing
87		stating the date when they anticipate that the Vessel will be ready for delivery and proposing a
88		new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of
89		either cancelling this Agreement in accordance with Clause 14 (Sellers' Default) within three (3)
90		Banking Days of receipt of the notice or of accepting the new date as the new Cancelling Date.
91		If the Buyers have not declared their option within three (3) Banking Days of receipt of the
92		Sellers' notification or if the Buyers accept the new date, the date proposed in the Sellers'
93		notification shall be deemed to be the new Cancelling Date and shall be substituted for the
94		Cancelling Date stipulated in line 79.

95		If this Agreement is maintained with the new Cancelling Date all other terms and conditions
96		hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full
97		force and effect.

98		(d) Cancellation, failure to cancel or acceptance of the new Cancelling Date shall be entirely
99		without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers'
100		Default) for the Vessel not being ready by the original Cancelling Date.

101		(e) Should the Vessel become an actual, constructive or compromised total loss before delivery
102		the Deposit together with interest earned, if any, shall be released immediately to the Buyers
103		whereafter this Agreement shall be null and void.

104	6.	Divers Inspection / Drydocking

105		(a)*
106		(i) The Buyers shall have the option at their cost and expense to arrange for an underwater
107		inspection by a diver approved by the Classification Society prior to the delivery of the
108		Vessel. Such option shall be declared latest nine (9) days prior to the Vessel's intended
109		date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this
110		Agreement. The Sellers shall at their cost and expense make the Vessel available for
111		such inspection. This inspection shall be carried out without undue delay and in the
112		presence of a Classification Society surveyor arranged for by the Sellers and paid for by
113		the Buyers. The Buyers' representative^) shall have the right to be present at the diver's
114		inspection as observer(s) only without interfering with the work or decisions of the
115		Classification Society surveyor. The extent of the inspection and the conditions under
116		which it is performed shall be to the satisfaction of the Classification Society. If the
117		conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at
118		their cost and expense make the Vessel available at a suitable alternative place near to
119		the delivery port, in which event the Cancelling Date shall be extended by the additional
120		time required for such positioning and the subsequent re-positioning. The Sellers may
121		not tender Notice of Readiness priorto completion of the underwater inspection.

122		(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are
123		found broken, damaged or defective so as to affect the Vessel's class, then (1) unless
124		repairs can be carried out afloat to the satisfaction of the Classification Society, the
125		Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by
126		the Classification Society of the Vessel's underwater parts below the deepest load line,
127		the extent of the inspection being in accordance with the Classification Society's rules (2)
128		such defects shall be made good by the Sellers at their cost and expense to the
129		satisfaction of the Classification Society without condition/recommendation** and (3) the
130		Sellers shall pay for the underwater inspection and the Classification Society's
131		attendance.

132	Notwithstanding anything to the contrary in this Agreement, if the Classification Society
133	do not require the aforementioned defects to be rectified before the next class
134	drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects
135	against a deduction from the Purchase Price of the estimated direct cost (of labour and
136	materials) of carrying out the repairs to the satisfaction of the Classification Society,
137	whereafter the Buyers shall have no further rights whatsoever in respect of the defects
138	and/or repairs. The estimated direct cost of the repairs shall be the average of quotes for
139	the repair work obtained from two reputable independent shipyards at or in the vicinity of
140	the port of delivery, one to be obtained by each of the Parties within two (2) Banking
141	Days from the date of the imposition of the condition/recommendation, unless the Parties
142	agree otherwise. Should either of the Parties fail to obtain such a quote within the
143	stipulated time then the quote duly obtained by the other Party shall be the sole basis for
144	the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness
145	prior to such estimate having been established.

146	(iii) If the Vessel is to be drydocked pursuant to Clause 6(a) (ii) and no suitable dry-docking
147	facilities are available at the port of delivery, the Sellers shall take the Vessel to a port
148	where suitable drydocking facilities are available, whether within or outside the delivery
149	range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the
150	Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose
151	of this Clause, become the new port of delivery. In such event the Cancelling Date shall
152	be extended by the additional time required for the drydocking and extra steaming, but
153	limited to a maximum of fourteen (14) days.

154	~~(b) *The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the~~
155	~~Classification Society of the Vessel's underwater parts below the deepest load line, the extent~~
156	~~of the inspection being in accordance with the Classification Society's rules. If the rudder,~~
157	~~propeller, bottom or other underwater parts below the deepest load line are found broken,~~
158	~~damaged or defective so as to affect the Vessel's class, such defects shall be made good at the~~
159	~~Sellers' cost and expense to the satisfaction of the Classification Society without~~
160	~~condition/recommendation**. In such event the Sellers are also to pay for the costs and~~
161	~~expenses in connection with putting the Vessel in and taking her out of drydock, including the~~
162	~~drydock dues and the Classification Society's fees. The Sellers shall also pay for these costs~~
163	~~and expenses if parts of the tailshaft system are condemned or found defective or broken so as~~
164	~~to affect the Vessel's class. In all other cases, the Buyers shall pay the aforesaid costs and~~
165	~~expenses, dues and fees.~~

166	(c) If the Vessel is drydocked pursuant to Clause 6(a) (ii) or 6(b) above:

167	(i) The Classification Society may require survey of the tailshaft system, the extent of the
168	survey being to the satisfaction of the Classification Society surveyor. If such survey is
169	not required by the Classification Society, the Buyers shall have the option to require the
170	tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey
171	being in accordance with the Classification Society's rules for tailshaft survey and
172	consistent with the current stage of the Vessel's survey cycle. The Buyers shall declare
173	whether they require the tailshaft to be drawn and surveyed not later than by the
174	completion of the inspection by the Classification Society. The drawing and refitting of
175	the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be
176	condemned or found defective so as to affect the Vessel's class, those parts shall be
177	renewed or made good at the Sellers' cost and expense to the satisfaction of the
178	Classification Society without condition/recommendation**.

179	(ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by
180	the Buyers unless the Classification Society requires such survey to be carried out or if
181	parts of the system are condemned or found defective or broken so as to affect the
182	Vessel's class, in which case the Sellers shall pay these costs and expenses.

183	(iii) The Buyers' representative(s) shall have the right to be present in the drydock, as
184	observer(s) only without interfering with the work or decisions of the Classification
185	Society surveyor.

186	(iv) The Buyers shall have the right to have the underwater parts of the Vessel cleaned
187	and painted at their risk, cost and expense without interfering with the Sellers' or the
188	Classification Society surveyor's work, if any, and without affecting the Vessel's timely

189		delivery. If, however, the Buyers' work in drydock is still in progress when the
190		Sellers have completed the work which the Sellers are required to do, the additional
191		docking time needed to complete the Buyers' work shall be for the Buyers' risk, cost and
192		expense. In the event that the Buyers' work requires such additional time, the Sellers
193		may upon completion of the Sellers' work tender Notice of Readiness for delivery whilst
194		the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be
195		obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in
196		drydock or not.
197		*6(a) and 6(b) are alternatives; delete whichever is not applicable. In the absence of deletions,
198		alternative 6(a) shall apply.

199		**Notes or memoranda, if any, in the surveyor's report which are accepted by the Classification
200		Society without condition/recommendation are not to be taken into account.

201	7.	Spares, bunkers and other items
202		The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board
203		and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or
204		spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection
205		used or unused, whether on board or not shall become the Buyers' property.~~, but spares on~~
206		~~order are excluded~~. Forwarding charges, if any, shall be for the Buyers' account. The Sellers
207		are not required to replace spare parts including spare tail-end shaft(s) and spare
208		propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to
209		delivery, but the replaced items shall be the property of the Buyers. Unused stores and
210		provisions shall be included in the sale and be taken over by the Buyers without extra payment.

211		Library and forms exclusively for use in the Sellers' vessel(s) and captain's, officers' and crew's
212		personal belongings including the slop chest are excluded from the sale without compensation,
213		as well as the following additional items: (include list)

214		Items on board which are on hire or owned by third parties, listed as follows, are excluded from
215		the sale without compensation:
- GSSM SMS manuals.
- GSSM printed stationary/letter heads/forms etc.
- Original Eng & Deck Log books.
- Computer hard drives, server, CDs, DVDs, USBs, Backup Tapes, Back Device/s with Hard
Disk, External Hard Disks (except printer installations CD's)
- Oxy/Act/Freon gas cylinders (unless Buyers can take over Sellers' current rental contracts)
- Life rafts (Buyers to take over Sellers' current rental contracts)
- Mobile phone/camera
~~(include list)~~

216		Items on board at the time of inspection which are on hire or owned by third parties, not listed
217		above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense.

218		The Buyers shall take over remaining bunkers and unused lubricating which have not passed through the Vessel's systems and hydraulic oils and
219		greases in storage tanks and unopened drums and pay either:

220		(a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or

221		~~(b) *the current net market price (excluding barging expenses) at the port and date of delivery~~
222		~~of the Vessel or, if unavailable, at the nearest bunkering port,~~

223		for the quantities taken over.

224		Payment under this Clause shall be made at the same time and place and in the same
225		currency as the Purchase Price.

226		"inspection" in this Clause 7, shall mean the Buyers' inspection according to Clause 4(a) or(b)
227		(Inspection), if applicable. If the Vessel is taken over without inspection, the date of this
228		Agreement shall be the relevant date.

229		*(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions
230		alternative (a) shall apply.

231	8.	Documentation
232		The place of closing: DNB Bank, London branch

233		(a) In exchange for payment of the Purchase Price the Sellers shall provide the Buyers with the
234		following delivery documents:

235		(i)	Legal Bill(s) of Sale in a form recordable in the Buyers' Nominated Flag State,
236			transferring title of the Vessel and stating that the Vessel is free from all mortgages,
237			encumbrances and maritime liens or any other debts whatsoever, duly notarially attested
238			and legalised orapostilled, as required by the Buyers' Nominated Flag State;

239		(ii)	Evidence that all necessary corporate, shareholder and other action has been taken by
240			the Sellers to authorise the execution, delivery and performance of this Agreement;

241		(iii)	Power of Attorney of the Sellers appointing one or more representatives to act on behalf
242			of the Sellers in the performance of this Agreement, duly notarially attested and legalised
243			or apostilled (as appropriate);

244		(iv)	Certificate or Transcript of Registry issued by the competent authorities of the flag state
245			on the date of delivery evidencing the Sellers' ownership of the Vessel and that the
246			Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by
247			such authority to the closing meeting with the original to be sent to the Buyers as soon as
248			possible after delivery of the Vessel;

249		(v)	Declaration of Class or (depending on the Classification Society) a Class Maintenance
250			Certificate issued within three (3) Banking Days prior to delivery confirming that the
251			Vessel is in Class free of condition/recommendation;

252		(vi)	Certificate of Deletion of the Vessel from the Vessel's registry or other official evidence of
253			deletion appropriate to the Vessel's registry at the time of delivery, or, in the event that
254			the registry does not as a matter of practice issue such documentation immediately, a
255			written undertaking by the Sellers to effect deletion from the Vessel's registry forthwith
256			and provide a certificate or other official evidence of deletion to the Buyers promptly and
257			latest within four (4) weeks after the Purchase Price has been paid and the Vessel has
258			been delivered;

259		(vii)	A copy of the Vessel's Continuous Synopsis Record certifying the date on which the
260			Vessel ceased to be registered with the Vessel's registry, or, in the event that the registry
261			does not as a matter of practice issue such certificate immediately, a written undertaking
262			from the Sellers to provide the copy of this certificate promptly upon it being issued
263			together with evidence of submission by the Sellers of a duly executed Form 2 stating
264			the date on which the Vessel shall cease to be registered with the Vessel's registry;

265		(viii)	Commercial Invoice for the Vessel;

266		(ix)	Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases;

267		(x)	A copy of the Sellers' letter to their satellite communication provider cancelling the
268			Vessel's communications contract which is to be sent immediately after delivery of the
269			Vessel;

270		(xi)	Any additional documents as may reasonably be required by the competent authorities of
271			the Buyers' Nominated Flag State for the purpose of registering the Vessel, provided the
272			Buyers notify the Sellers of any such documents as soon as possible after the date of
273			this Agreement; and

274		(xii)	The Sellers' letter of confirmation that to the best of their knowledge, the Vessel is not
275			black listed by any nation or international organisation.

276		(b) At the time of delivery the Buyers shall provide the Sellers with:

277		(i)	Evidence that all necessary corporate, shareholder and other action has been taken by
278			the Buyers to authorise the execution, delivery and performance of this Agreement; and

279		(ii) Power of Attorney of the Buyers appointing one or more representatives to act on behalf
280		of the Buyers in the performance of this Agreement, duly notarially attested and legalised
281		or apostilled (as appropriate).

282		(c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English
283		language they shall be accompanied by an English translation by an authorised translator or
284		certified by a lawyer qualified to practice in the country of the translated language.

285		(d) The Parties shall to the extent possible exchange copies, drafts or samples of the
286		documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the
287		other party not later than (state number of days), or if left blank, nine (9) days prior to
288		the Vessel's intended date of readiness for delivery as notified by the Sellers pursuant to
289		Clause 5(b) of this Agreement.

290		(e) Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above,
291		the Sellers shall also hand to the Buyers the classification certificate(s) as well as all plans,
292		drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other
293		certificates which are on board the Vessel shall also be handed over to the Buyers unless the
294		Sellers are required to retain same, in which case the Buyers have the right to take copies.

295		(f) Other technical documentation and plans, etc which may be in the Sellers' possession shall promptly after
296		delivery be forwarded to the Buyers at their expense, if they so request. The Sellers may keep
297		the Vessel's log books and copy of PMS database as available on board will be made available for Buyer's reference in good faith however, with clear understanding that no due/overdue/
Defect/ Damages to Machinery/Hull or other equipment shall be referred to Sellers at any stage, whatever the case may be but the Buyers have the right to take copies of log books. ~~same~~.

298		(g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance
299		confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

300	9.	Encumbrances
301		The Sellers warrant that the Vessel, at the time of delivery, is free from all charters,
302		encumbrances, mortgages, arrests and maritime liens or any other debts whatsoever, and is not subject
303		to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the
304		Buyers against all consequences of claims made against the Vessel which have been incurred
305		prior to the time of delivery.

306	10.	Taxes, fees and expenses
307		Any taxes, fees and expenses in connection with the purchase and registration in the Buyers'
308		Nominated Flag State shall be for the Buyers' account, whereas similar charges in connection
309		with the closing of the Sellers' register shall be for the Sellers' account.

310	11.	Condition on delivery
311		The Vessel with everything belonging to her shall be at the Sellers' risk and expense until she is
312		delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be
313		delivered and taken over as she was at the time of inspection, fair wear and tear excepted.

314		However, the Vessel shall be delivered free of cargo and free of stowaways with her Class
315		maintained without condition/recommendation*, free of average damage affecting the Vessel's
316		class, and with her classification certificates and national certificates, as well as all other
317		certificates the Vessel had at the time of inspection, valid and unextended without
318		condition/recommendation* by the Classification Society or the relevant authorities at the time
319		of delivery. and for at least 3 months after the date of delivery. Vessel's Continuous Machinery
Surveys to be valid and up to date. All plans, drawings and instruction manuals (excluding ISM manuals, and any other company documents or software) which are on board shall be delivered to the Buyers Master upon delivery of the vessel. All remaining plans, drawings, instruction manuals in the Sellers possession shall be forwarded to the Buyers technical management after delivery. Ships computers and network shall remain onboard but computer hard drives and server to be removed, as per excluded items referred to in line 215.

320		"inspection" in this Clause 11, shall mean the Buyers' inspection according to Clause 4(a) or
321		4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this

322		Agreement shall be the relevant date.

323		*Notes and memoranda, if any, in the surveyor's report which are accepted by the Classification
324		Society without condition/recommendation are not to be taken into account.

325	12.	Name/markings
326		Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel
327		markings.

328	13.	Buyers' default
329		Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the
330		right to cancel this Agreement, and they shall be entitled to claim compensation for their losses
331		and for all expenses incurred together with interest.
332		Should the Purchase Price not be paid in accordance with Clause 3 (Payment), the Sellers
333		have the right to cancel this Agreement, in which case the Deposit together with interest
334		earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the
335		Sellers shall be entitled to claim further compensation for their losses and for all expenses
336		incurred together with interest.

337	14.	Sellers' default
338		Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be
339		ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the
340		option of cancelling this Agreement. If after Notice of Readiness has been given but before
341		the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not
342		made physically ready again by the Cancelling Date and new Notice of Readiness given, the
343		Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this
344		Agreement, the Deposit together with interest earned, if any, shall be released to them
345		immediately.

346		Should the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to
347		validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers
348		for their loss and for all expenses together with interest if their failure is due to proven
349		negligence and whether or not the Buyers cancel this Agreement.

350	15.	Buyers' representatives
351		After this Agreement has been signed by the Parties and the Deposit has been lodged, the
352		Buyers have the right to place four (4) ~~two (2)~~ representatives on board the Vessel at their sole risk
and
353		expense.

354		These representatives are on board for the purpose of familiarisation and in the capacity of
355		observers only, and they shall not interfere in any respect with the operation of the Vessel. The
356		Buyers and the Buyers' representatives shall sign the Sellers' P&l Club's standard letter of
357		indemnity prior to their embarkation.

358	16.	Law and Arbitration
359		(a) This Agreement shall be governed by and construed in accordance with English law and
360		any dispute arising out of or in connection with this Agreement shall be referred to arbitration in
361		London in accordance with the Arbitration Act 1996 or any statutory modification or re-
362		enactment thereof save to the extent necessary to give effect to the provisions of this Clause.

363		The arbitration shall be conducted in accordance with the London Maritime Arbitrators
364		Association (LMAA) Terms current at the time when the arbitration proceedings are
365		commenced.

366		The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall
367		appoint its arbitrator and send notice of such appointment in writing to the other party requiring
368		the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and
369		stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own
370		arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the
371		other party does not appoint its own arbitrator and give notice that it has done so within the
372		fourteen (14) days specified, the party referring a dispute to arbitration may, without the
373		requirement of any further prior notice to the other party, appoint its arbitrator as solerbitrator
374		and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on
375		both Parties as if the sole arbitrator had been appointed by agreement.

376		In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the
377		arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at
378		the time when the arbitration proceedings are commenced.

379		~~(b) *This Agreement shall be governed by and construed in accordance with Title 9 of the~~
380		~~United States Code and the substantive law (not including the choice of law rules) of the State~~
381		~~of New York and any dispute arising out of or in connection with this Agreement shall be~~
382		~~referred to three (3) persons at New York, one to be appointed by each of the parties hereto,~~
383		~~and the third by the two so chosen; their decision or that of any two of them shall be final, and~~
384		~~for the purposes of enforcing any award, judgment may be entered on an award by any court of~~
385		~~competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the~~
386		~~Society of Maritime Arbitrators, Inc.~~

387		~~In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the~~
388		~~arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the~~
389		~~Society of Maritime Arbitrators, Inc.~~

390		~~(c) This Agreement shall be governed by and construed in accordance with the laws of~~
391		~~(state place) and any dispute arising out of or in connection with this Agreement shall be~~
392		~~referred to arbitration at (state place), subject to the procedures applicable there.~~

393		*16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of
394		deletions, alternative 16(a) shall apply.

395	17.	Notices
396		All notices to be provided under this Agreement shall be in writing on email and pass via the brokers Arrow Sale and Purchase (UK) Ltd.

397		~~Contact details for recipients of notices are as follows:~~

398		~~For the Buyers:~~

399		~~For the Sellers:~~

400	18.	Entire Agreement
401		The written terms of this Agreement comprise the entire agreement between the Buyers and
402		the Sellers in relation to the sale and purchase of the Vessel and supersede all previous
403		agreements whether oral or written between the Parties in relation thereto.

404		Each of the Parties acknowledges that in entering into this Agreement it has not relied on and
405		shall have no right or remedy in respect of any statement, representation, assurance or
406		warranty (whether or not made negligently) other than as is expressly set out in this Agreement.

407		Any terms implied into this Agreement by any applicable statute or law are hereby excluded to
408		the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude
409		any liability for fraud.

For and on behalf of the Sellers		For and of behalf of the Buyers

/s/ Sandeep Kadwe		/s/ Svein M. Harfjeld
Name:	Sandeep Kadwe	Name:	Svein M. Harfjeld
Title:	Director	Title:	CEO

This Charter Party is a computer generated copy of the "SALEFORM 2012" form printed by authority of Norwegian Shipbrokers' Association using software which is the copyright of SDSD. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the preprinted text of this document which is not clearly visible, the text of the original approved document shall apply. Norwegian Shipbrokers' Association and SDSD assume no responsibility for any loss or damage caused as a result of discrepancies between the original approved document and this document.